UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2018

Cactus, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38390	35-2586106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024

(Address of Principal Executive Offices)
(Zip Code)

(713) 626-8800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Cactus, Inc. (the “Company”) held its first Annual Meeting of Stockholders on June 20, 2018 in Houston, Texas.  At that meeting, stockholders of the Company voted on and approved the proposals set forth below:

Proposal 1: To elect to the board of directors of the Company, each of the following Class I director nominees to serve until the 2021 Annual Meeting of Stockholders.

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Michael McGovern	63,975,644	8,547,795	1,424,902
John (Andy) O’Donnell	64,455,868	8,067,571	1,424,902

Proposal 2: To approve the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions
73,946,004	373	1,964

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2018

Cactus, Inc.

By:	/s/ Brian Small
Name:	Brian Small
Title:	Chief Financial Officer

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